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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                     FORM 8-K/A



                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  MARCH 31, 1998


                              PRIME GROUP REALTY TRUST
               (Exact name of Registrant as specified in its Charter)





            MARYLAND                    1-13589             36-4173047
(State or other jurisdiction of     (Commission File     (I.R.S. Employer
incorporation or organization)          Number)           Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois            60601
     (Address of principal executive offices)                (Zip Code)

                                   (312) 917-1300
                (Registrant's telephone number, including area code)

                                        N/A
                          (Former name or former address,
                           if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     As reported on Form 8-K filed with the Securities and Exchange Commission on April 15, 1998, Prime Group Realty Trust (the "Company") acquired the office property known as 208 South LaSalle Street for approximately $60.7 million. As also reported on Form 8-K filed with the Securities and Exchange Commission on April 15, 1998, the Company acquired the office property known as 122 South Michigan Avenue for approximately $28.8 million.

     The unaudited Pro Forma Condensed Consolidated Statement of Operations for these office properties is included in this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements Under Rule 3-14 of Regulation S-X

As reported on Form 8-K filed with the Securities and Exchange Commission on April 15, 1998 and incorporated herein by reference.

(b) Pro Forma Financial Statement

The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1998 was prepared as if each of the following had occurred on January 1, 1998: (i) the Company had sold
2.58 million of its common shares of beneficial interest at $19.375 per share (the "Offering") and contributed the net proceeds to Prime Group Realty, L.P. (the "Operating Partnership") and (ii) the Operating Partnership acquired the office properties known as 33 North Dearborn, Commerce Point, 208 South LaSalle Street and 122 South Michigan Avenue (collectively, the "Acquisitions").

The acquisition of 208 South LaSalle Street and 122 South Michigan Avenue increased pro forma revenue, expenses and net income by $7,197, $5,452 and $983 (in thousands), respectively, for the three months ended March 31, 1998.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the unaudited Pro Forma Condensed Consolidated Financial Statements and all of the historical financial statements contained in the Company's Form 10-K, Form 10-K/A and Form 10-Q filed with the Securities and Exchange Commission on March 31, 1998, April 28, 1998 and May 15, 1998, respectively. In management's opinion, all adjustments necessary to reflect the effects of the Acquisitions and the Offering have been made.

The unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company is not necessarily indicative of what the actual results of operations would have been assuming the Offering had occurred at the dates indicated above, nor do they purport to represent the future results of operations of the Company.

(c) Exhibits

None.


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                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PRIME GROUP REALTY TRUST
                              ------------------------
                              Registrant

                              /s/  William M. Karnes
                              ------------------------
                              William M. Karnes
                              Executive Vice President and
                              Chief Financial Officer

Date:  June 15, 1998


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          Pro Forma Condensed Statement of Operations
             (in thousands, except per share data)
                          (UNAUDITED)


                                                                FOR THE THREE
                                                                 MONTHS ENDED
                                                                  MARCH 31,
                                                                     1998
                                                                ------------
REVENUE:
Rental                                                           $   22,516
Tenant reimbursements                                                 9,241
Other                                                                 2,781
                                                                ------------
TOTAL REVENUE                                                        34,538

EXPENSES:
Property operations                                                   7,238
Real estate taxes                                                     6,404
Depreciation and amortization                                         5,935
Interest                                                              7,526
General and administrative                                            1,396
                                                                ------------
TOTAL EXPENSES                                                       28,499
                                                                ------------

INCOME BEFORE MINORITY INTEREST                                       6,039

MINORITY INTEREST                                                    (2,642)
                                                                ------------
NET INCOME                                                            3,397

NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                         (700)
                                                                ------------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                      $    2,697
                                                                ------------
                                                                ------------
AVERAGE NUMBER OF COMMON SHARES
OF BENEFICIAL INTEREST OUTSTANDING                                   15,560
                                                                ------------
                                                                ------------
NET INCOME PER COMMON SHARE OF BENEFICIAL INTEREST               $     0.17
                                                                ------------
                                                                ------------


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